                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 6, 2004
                                                  ---------------

                                LYNCH CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

Indiana                                1-106                    38-1799862
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(State or Other Jurisdiction       (Commission                 (IRS Employer
of Incorporation)                  File Number)             Identification No.)

50 Kennedy Plaza, Suite 1250   Providence, Rhode Island                 02903
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          (Address of principal executive offices)                    (Zip Code)

                                 (401) 453-2007
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230 425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.
            ----------------------------------

On October 6, 2004, the Board of Directors of Lynch  Corporation,  Inc. ("Lynch"
or the  "Corporation")  announced  that Ralph R.  Papitto,  the Chief  Executive
Officer of the  Corporation  and Richard E.  McGrail,  the  President  and Chief
Operating  Officer of the Corporation,  have both resigned from their respective positions in the Company.  As  previously  reported,  Mr.  Papitto will serve as
Chairman Emeritus and Co-Chairman of a Board of Advisors, alongside Mr. Mario J.
Gabelli.

Mr. Papitto served as Lynch's Chief Executive  Officer and Mr. McGrail served as
Lynch's President and Chief Operating Officer since October 15, 2001.

John C. Ferrara,  53, a current Director of Lynch Corporation,  was named as the
President and Chief Executive Officer of Lynch Corporation.  Mr. Ferrara was the
President and Chief Executive Officer of Space Holding Corporation from December
2000 to March 2002, and Chief  Financial  Officer from November 1999 to December
2000. He was the Executive Vice President and Chief Financial  Officer of Golden
Books Family Entertainment, Inc. from 1998 to 1999, and Vice President and Chief
Financial  Officer of Renaissance  Communications  Corp.  from 1989 to 1997. Mr.
Ferrara previously held financial positions at the American Express Company, the
National Broadcasting Company and Deloitte & Touche LLP.

Mr.  Ferrara does not have any family  relationships  with any of the directors, executive  officers of the Corporation or any people  nominated or chosen by the
Corporation to become a director or executive officer.

On October 6, 2004,  the Board of Directors also announced that Eugene Hynes was named Vice President, Secretary and Treasurer of Lynch.

For  additional  information,  reference is made to a press release filed by the
Corporation  on October 7, 2004,  which is attached  hereto as Exhibit  99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
          ---------------------------------

            (c)         Exhibits

            Exhibit No.      Exhibits
            -----------      --------

            99.1             Press Release dated October 7, 2004.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated:   October 8, 2004             By:/s/ John  C. Ferrara
                                        ---------------------
                                        John C. Ferrara
                                        President and Chief Executive Officer